UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 21, 2013

Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-52004	48-0561319
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Security Benefit Pl. Suite 100, Topeka, Kansas		66606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	785.233.0507

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.03 Material Modifications to Rights of Security Holders.

On June 21, 2013, the board of directors of the Federal Home Loan Bank of Topeka (FHLBank) reduced the Acquired Member Asset (AMA) Activity-Based Stock Purchase Requirement pursuant to its Capital Plan, effective as of July 11, 2013. Section 7(b) of FHLBank’s Capital Plan establishes the AMA Activity-Based Stock Purchase requirements and permits the board of directors to establish the specified percentage for AMA Activity-Based Stock Purchase Requirements from time to time. Pursuant to Section 7(b)(2) of the Capital Plan, the board of directors has reduced the AMA Activity-Based Stock Purchase Requirement to zero percent (0.0%) from the previous requirement of two percent (2.0%). This reduction will only impact member institutions. The reduction in the Activity-Based Stock Purchase Requirement will not change for former members with outstanding AMA business transactions with us.

The official notification of the impact of the foregoing change will be sent to members on July 11, 2013. On July 11, 2013, a member’s AMA Activity-Based Stock Purchase Requirement will become zero percent (0.0%) and any such AMA Activity-Based Stock held as Class B Common Stock will become Excess Class B Common Stock.

Item 7.01 Regulation FD Disclosure.

On June 27, 2013, FHLBank distributed a message to its members announcing the reduction of the AMA Activity-Based Stock Purchase Requirement pursuant to its Capital Plan from two percent (2.0%) to zero percent (0.0%), effective as of July 11, 2013. A copy of the message is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K and information contained in Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the "Exchange Act") or otherwise subject to liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 if such subsequent filing specifically references this Current Report on Form 8-K. In addition, the furnishing of information in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by FHLBank and the information is material and complete.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
99.1 Message to FHLBank members dated June 27, 2013, announcing changes to FHLBank Topeka’s AMA Activity-Based Stock Purchase Requirement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

June 27, 2013	By:	/s/ Patrick C. Doran

Name: Patrick C. Doran
Title: SVP, General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Message to FHLBank members dated June 27, 2013, announcing changes to FHLBank Topeka’s AMA Activity-Based Stock Purchase Requirement